Exhibit 99.2
Brighter ideas with aluminum NOVELIS FOURTH QUARTER & FISCAL YEAR 2010 EARNINGS CONFERENCE CALL MAY 27, 2010 Philip Martens President & Chief Operating Officer Steve Fisher Senior Vice President & Chief Financial Officer

Safe Harbor Statement Forward-Looking Statements Statements made in this presentation which describe Novelis’ intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” or similar expressions. Examples of such statements in this presentation include, among other matters, the positive outlook for our business, improvement in our financial performance, the impact of operational efficiency initiatives, the projected growth in demand for aluminum rolled products, and the positioning of the company to take advantage of such growth in demand for aluminum rolled products. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis’ actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: the level of our indebtedness and our ability to generate cash; changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing to fund current operations and for future capital requirements; changes in interest rates under our floating rate debt; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions, including deterioration in the global economy; changes in the fair value of derivative instruments; cyclical demand and pricing within the principal markets for our products es; changes in government regulations, particularly those affecting taxes and tax rates, climate change, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; and the effect of taxes and changes in tax rates. The above list of factors is not exhaustive. Other important risk factors included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 and our Annual Report on Form 10-K for the year ended March 31, 2010 are specifically incorporated by reference into this presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. We have included reconciliations of each of these measures to the most directly comparable GAAP measure. In addition, a more detailed description of these non-GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC with our earnings press release. © Novelis Inc. 2010 2

Agenda FINANCIAL HIGHLIGHTS DETAILED FINANCIAL PERFORMANCE NOVELIS’ STRATEGY Q4 NEW BUSINESS WINS OUTLOOK QUESTIONS AND ANSWERS © Novelis Inc. 2010 3

FINANCIAL HIGHLIGHTS © Novelis Inc. 2010 4

Fiscal 2010 Financial Highlights (FY10 vs. FY09) Net Income of $405 million Record Adjusted EBITDA up 55% to $754 million Record FCF of $355 million Record Liquidity up 163% to $1 billion Shipments down 2% to 2,708 kilotonnes Net sales decreased 15% to $8.7 billion Cost of Goods Sold down 22% to $7.2 billion Record Results! © Novelis Inc. 2010 5

Shipments & Sales Shipments (Kt) Sales (Millions) Total Company Shipments by Region 2,900 $12,000 1,200 2,800 $10,000 1,000 2,700 2,600 $8,000 800 2,500 $6,000 600 2,400 2,300 $4,000 400 2,200 $2,000 200 2,100 2,000 $0 0 FY09 FY10 South Asia Europe North America America Shipments Sales FY09 FY10 Excluding Asia, Demand Remains Below Historical Levels © Novelis Inc. 2010 6

Shipments & Adjusted EBITDA Shipments (Kt) Sales (Millions) $800 2,900 $700 2,800 Sustainable Savings: 2,700 $600 Reduction of metal input costs 2,600 (increased usage of scrap) $500 2,500 $400 Gains in plant efficiency 2,400 $300 2,300 Right-sized operations to reflect $200 end-market demand 2,200 $100 2,100 $0 2,000 FY09 FY10 Adjusted EBITDA Shipments Adjusted EBITDA grew by 55% while Shipments decreased by 2% © Novelis Inc. 2010 7

DETAILED FINANCIAL PERFORMANCE © Novelis Inc. 2010 8

Fourth Quarter Financial Highlights (Q4FY10 vs. Q4FY09) Shipments up 18% to 716 kilotonnes Net sales up 25% to $2.4 billion Record Adjusted EBITDA up 336% to $231 million Record FCF of $213 million Net Loss of $1 million Record Fourth Quarter Adjusted EBITDA © Novelis Inc. 2010 9

Shipment Growth by Region (Kt) 300 Q4 FY09 Q4 FY10 11% 250 21% 200 150 50% 100 1% 50 0 South America Asia Europe North America First Quarter Since Downturn that Shipments Increased in Every Region YoY © Novelis Inc. 2010 10

Shipments & Sales Shipments (Kt) Sales (Millions) Shipments Sales 800 716 $2,500 693 700 650 649 605 $2,300 600 500 $2,100 400 $1,900 300 200 $1,700 100 0 $1,500 Q4 FY09 Q1 Q2 Q3 Q4 FY10 Sales increased 25% and Shipments increased 18% Q410 vs. Q409 Momentum to Continue in the First Quarter © Novelis Inc. 2010 11

Adjusted EBITDA & Shipments Shipments (Kt) EBITDA (Millions) $250 231 800 Adjusted EBITDA Shipments 200 199 750 $200 700 $150 124 650 $100 600 53 $50 550 $0 500 Q4 FY09 Q1 Q2 Q3 Q4 FY10 Adjusted EBITDA Up 336% Q410 vs. Q409 © Novelis Inc. 2010 12

Reconciliation of Adjusted EBITDA (Millions) Quarter-Ended Year-Ended Q4 FY10 Q4 FY09 FY10 FY09 $164 $214 $1,275 ($1,561) Unrealized Gains (Losses) on Derivatives (37) 145 578 (519) Impairment Charges — - — (1,500) Gain on Extinguishment of Debt — 122 — 122 Proportional Consolidation (20) (16) (51) (66) Restructuring Charges, net (7) (81) (14) (95) Other Costs, net (3) (9) 8 11 Adjusted EBITDA $231 $53 $754 $486 © Novelis Inc. 2010 13

Adjusted EBITDA FY09 vs. FY10 (Millions) $1,000 173 Less Controllable Business Variables $800 98 754 230 82 89 75 5 9 $600 55 82 486 $400 $200 $0 Q4FY09 Price & Mix Operating Costs Volume Metal Long SG&A/Others SG&A/ FX FX G/L Metal Metal Price Lag FX G/L Purchase Can CanPrice Q4 Q4FY10 FY09 & Costs Long Position Others G/L Price Remeasurement Remeas- Account- Accounting PriceCeiling FY10 Mix Position Lag urement ing Ceiling © Novelis Inc. 2010 14

Adjusted EBITDA Q4 FY09 vs. Q4 FY10 (Millions) $300 Less Controllable Business Variables 22 $250 40 231 25 7 27 2 1 $200 30 56 $150 86 $100 53 $50 $0 Q4 Q4FY09 Volume Metal Long Price & Mix Operating Costs FX FX G/L SG&A/Others SG&A/ Metal Metal Price Lag FX G/L Purchase Can CanPrice Q4 Q4FY10 FY09 Long Position & Costs G/L Others Price Remeasurement Remeas- Account- Accounting PriceCeiling FY10 Position Mix Lag urement ing Ceiling © Novelis Inc. 2010 15

Free Cash Flow & Liquidity (Millions) Free Cash Flow Total Estimated Liquidity $355 $1,026 Cash and cash equivalents Availability under the ABL facility $213 $634 $555 $124 $446 $390 $20 — $2 — $26 Q4 FY09 Q1 Q2 Q3 Q4 FY10 Q4 FY09 Q1 Q2 Q3 Q4 All-Time Record of $355 Million Liquidity up $636 Million in 1 Year © Novelis Inc. 2010 16

Capital Expenditures (Millions) Maintenance Levels of Capex in FY10 $160 FY09 FY10 145 $140 $120 101 $100 $80 $60 37 37 38 $40 33 24 28 27 22 $20 $0 Q1 Q2 Q3 Q4 YTD FY11 Capex Plan of ~$250 Million, up 148% © Novelis Inc. 2010 17

NOVELIS’ STRATEGY © Novelis Inc. 2010 18

What Differentiates Novelis Highly-Focused Business Model Drives Performance Worldwide Assets & Expertise Provide Unique Capabilities to Our Customers Majority of Product Portfolio comprised of Premium Products Sustainability Agenda Demonstrated by Our Recycling Leadership Recognized Global Leadership in Manufacturing © Novelis Inc. 2010 19

Novelis’ Strategy Strategic & Drive Efficiencies “One Novelis” Opportunistic and Reduce Costs Investments Build on Novelis’ Reduce Overall Cost Governed By Focused Business Base and Improve Operating Efficiency Model to Become a Manufacturing Gains and IRR Fully Integrated Efficiency Hurdle Rates Global Company Exceed $1B of Adjusted EBITDA © Novelis Inc. 2010 20

Global Trends Point to Increasing Aluminum Demand Economic Material Sustainability Development Preference Urbanization Increasing substitution Growing awareness Modernization of to aluminum from other of environmentalism Infrastructure materials in emerging and demand for markets recycled products Increasing Global Wealth © Novelis Inc. 2010 21

Economic Growth Drives Urbanization (Billions) Global Rural and Urban Population Urban Rural 4.2 By 2030, about 60% of the population will live in urban areas 3.5 Urbanization Promotes: 3.4 3.4 Concentration of Needs 3.2 Modernization of Infrastructure 2.8 2000 2010 2020 Urbanization Drives Aluminum Consumption Source: Earth Trends; United Nations; Novelis Estimates © Novelis Inc. 2010 22

FRP Growth Worldwide from 2010 to 2015 (Kt) 24,000 967 22,090 22,000 343 222 338 639 3,088 20,000 18,000 16,493 16,000 14,000 12,000 10,000 2010 Asia MENA Western Eastern South North 2015 Europe Europe America America Focusing Capex on Growing Economies Source: CRU, Novelis Estimates © Novelis Inc. 2010 23

South America Flat Rolled Product Market (Kt) LG IP Can 917 South America will continue 700 to show strong demand 501 Over past five years the FRP market has grown 6.5% a year on average Over the next 5 years the FRP market is expected to grow 6% a year on average 2005 2010 2015 Solidify Leadership Position In-line with Customer Expansion Plans Source: Novelis Estimates © Novelis Inc. 2010 24

Increased Demand in South America Warrants Brazilian Mill Expansion (Kt) Rolling Mill Capacity ~600 Increasing capacity by over 50% to meet customer demand Increase profitability & ~390 strengthen operations Build a new Cold Mill, invest in finishing equipment and various ancillary improvements 2010 2012 South America is a Primary Driver of Sustainable Growth © Novelis Inc. 2010 25

Q4 NEW BUSINESS WINS © Novelis Inc. 2010 26

Long-Standing International Partnerships © Novelis Inc. 2010 27

Long-Standing International Partnerships Strengthening Relationships with Customers © Novelis Inc. 2010 28

OUTLOOK © Novelis Inc. 2010 29

Business Outlook The Company expects to continue to see strong demand in its Asia and South America regions The Company expects North America and Europe to see moderate increases in demand Q1 to see benefits as a result of additional price increases Continue to focus on cash generation and cost-out initiatives, particularly in the areas of procurement and manufacturing excellence Continue to drive “One Novelis” future growth © Novelis Inc. 2010 30

QUESTIONS? © Novelis Inc. 2010 31

APPENDIX © Novelis Inc. 2010 32

Income Statement

Reconciliation to Adjusted EBITDA

(in $ m)	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	FY 08	Q1 FY09	Q2 FY09	Q3 FY09	Q4 FY09	FY 09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	FY 10
Net income (loss) attributable to our common shareholder	**(142)**	**(19)**	**(73)**	**117**	**(117)**	**24**	**(104)**	**(1,814)**	**(16)**	**(1,910)**	**143**	**195**	**68**	**(1)**	**405**
- Interest, net	(51)	(56)	(47)	(45)	(199)	(40)	(41)	(44)	(43)	(168)	(40)	(41)	(42)	(41)	(164)
- Income tax (provision) benefit	(31)	(20)	(26)	-	(77)	(35)	168	196	(83)	246	(112)	(87)	(48)	(15)	(262)
- Depreciation and amortization	(81)	(103)	(106)	(111)	(403)	(116)	(107)	(107)	(109)	(439)	(100)	(92)	(93)	(99)	(384)
- Noncontrolling interests	3	-	-	(6)	(3)	(2)	-	9	5	12	(18)	(19)	(13)	(10)	(60)
EBITDA	**18**	**160**	**108**	**279**	**565**	**217**	**(124)**	**(1,868)**	**214**	**(1,561)**	**413**	**434**	**264**	**164**	**1,275**
- Unrealized gain (loss) on derivatives	(10)	(87)	(24)	118	(3)	20	(221)	(463)	145	(519)	299	254	62	(37)	578
- Impairment charges	-	-	-	-	-	-	-	(1,500)	-	(1,500)	-	-	-	-	-
- Gain on debt exchange	-	-	-	-	-	-	-	-	122	122	-	-	-	-	-
- Proportional consolidation	(16)	7	(15)	(19)	(43)	(18)	(18)	(14)	(16)	(66)	(16)	(17)	2	(20)	(51)
- Restructuring charges, net	(2)	-	(1)	(4)	(7)	1	-	(15)	(81)	(95)	(3)	(3)	(1)	(7)	(14)
- Others costs, net	(34)	11	(4)	1	(26)	(4)	27	(3)	(9)	11	9	-	2	(3)	8
Additional Acquisition Related Costs	(51)	-	-	-	(51)	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**131**	**229**	**152**	**183**	**695**	**218**	**88**	**127**	**53**	**486**	**124**	**200**	**199**	**231**	**754**
Other Income (Expense) Included in Adjusted EBITDA															
- Metal price lag	(10)	(11)	(14)	13	(22)	38	(11)	(2)	(5)	20	(30)	(10)	3	2	(35)
- Foreign currency remeasurement	1	3	(22)	(17)	(35)	(24)	(53)	29	(18)	(66)	5	13	(6)	4	16
- Purchase accounting	5	77	75	63	220	62	58	50	53	223	52	49	42	(2)	141
- Can price ceiling, net	(80)	(84)	(52)	(49)	(245)	(74)	(72)	(40)	(40)	(226)	(54)	(54)	(20)	-	(128)

© Novelis Inc. 2010

33

Free Cash Flow (in $m) FY08 FY09 FY10 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Cash provided by (used in) operating activities (274) 51 26 368 171 (351) (31) (32) 194 (220) 256 195 179 214 844 Cash provided by (used in) investing activities 15 12 (72) (47) (92) 16 28 48 (219) (127) (233) (196) (55) 0 (484) Less: Proceeds from sales of fixed assets (1) — (3) (4) (8) (1) (1) (2) (1) (5) (3) (1) 0 (1) Free Cash Flow (260) 63 (49) 317 71 (336) (4) 14 (26) (352) 20 (2) 124 213 355 © Novelis Inc. 2010 34

Explanation of Other Income (Expenses) Included in our Adjusted EBITDA 1) Metal Price Lag net of related hedges: On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize 2) Foreign Currency remeasurement net of related hedges: All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize impact of such Remeasurement. 3) Purchase Accounting: Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were “pushed down” to us and were assumed. These allocations are amortized over periods, impacting our profitability. A significant portion of such amortizations pertain to ceiling contracts. 4) Can Price ceilings: Some sales contracts contained a ceiling over which metal prices could not be contractually passed through to certain customers. This negatively impacted our margins and cash flows when the price we paid for metal was above the ceiling price contained in these contracts. These contracts expired December 31, 2009. © Novelis Inc. 2010 35